UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|X|  Definitive Information Statement


                           GLOBAL-E INVESTMENTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:





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

                           GLOBAL-E INVESTMENTS, INC.

                         2239 N. Hayden Road, Suite 100
                            Scottsdale, Arizona 85257


                              INFORMATION STATEMENT

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.

     This information statement (the "Information Statement") is being furnished to the stockholders of record of Global-E Investments, Inc., a Nevada corporation (the "Company"), as of the close of business on August 9, 2005 (the "Record Date"), in connection with an amendment of the Company's Articles of Incorporation changing the name of the Company to "NowAuto Group, Inc." (the "Amendment") that was approved by written consent by a majority of the stockholders of the Company: references to "we," "us," and "our" refer to the Company.

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

     This Information Statement and the documents incorporated in this document by reference contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and on the expected impact of the acquisition of certain assets, as discussed below. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and similar expressions identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

SUMMARY THE AMENDMENT

     On August 8, 2005, the Company's Board of Directors unanimously approved and ratified the Amendment, subject to the approval of the Company's stockholders. The Record Date of August 8, 2005 was established by the Company's Board of Directors for purposes of determining the number of outstanding shares of voting stock entitled to vote on the Amendment. On the Record Date, stockholders owning 8,157,661 shares of the Company's 9,707,661 issued and outstanding shares of Common Stock approved the Amendment. Because this action was approved by shares representing greater than a majority of the outstanding shares of Common Stock by action taken without a meeting in accordance with Nevada law, no further vote of our stockholders is required.

     When filed with the Nevada Secretary of State, the Amendment will change the name of the Company to "NowAuto Group, Inc."

GENERAL

     The date on which this Information Statement is expected to be sent to our stockholders is on or around August 22, 2005 (the "Mailing Date"). Inasmuch as we will have provided this Information Statement to our stockholders of record on the Mailing Date, no additional action will be undertaken pursuant to such written consent. Stockholders who did not consent to the Amendment are not entitled to dissenter's rights under Nevada law.

     The Amendment will be effective no sooner than twenty (20) days after the Mailing Date.

     This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q. Why did I receive this Information Statement?

A. Applicable laws require us to provide you with information regarding the Amendment even though your vote is neither required nor requested for the Amendment to become effective.

Q. What will I receive when the Amendment is effective?

A. The Amendment has already been approved, and you will not receive anything notifying you that the Amendment has become effective.

Q. When do you expect the Amendment to become effective?

A. The Amendment will become effective upon the filing with the Nevada Secretary of State. We expect to file the Amendment with the Nevada Secretary of State no less than 20 days after this Information Statement has been sent to you.

Q. Why am I not being asked to vote?

A. The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendment pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company's Board of Directors, is sufficient under Nevada law, and no further approval by our stockholders is required.

Q. What do I need to do now?

A. Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

Q. Whom can I contact with questions?

A. If you have any questions about any of the actions to be taken by the Company, please contact the Company, attention Scott Miller at (480) 990-0007.

                        ACTIONS BY THE BOARD OF DIRECTORS
                           AND CONSENTING STOCKHOLDERS

     In accordance with Section 78.315 of the Nevada Revised Statutes, on August 8, 2005, our Board of Directors, believing it to be in the best interests of the Company and its stockholders approved the Amendment. In accordance with Section
78.320 of the Nevada Revised Statutes, on August 8, 2005, the proposed Amendment was approved by stockholders holding more than a majority of the Company's issued and outstanding shares.

Background

     Effective July 28, 2005 we consummated an asset purchase (the "Asset Purchase") with NowAuto, Inc., a Nevada corporation engaged primarily in the retail sales of used automobiles and through its subsidiaries Sunburst Car Company, Inc. and Navicom, Inc., both of which are Arizona corporations, is also engaged in the development of software and other technologies in support of its retail sales and sales price collection activities (collectively referred to hereinafter as "NowAuto").

     As a result of the Asset Purchase, NowAuto sold, transferred and assigned to us all of the assets and liabilities owned by NowAuto or in which NowAuto has any rights, title or interest.

Description of Amendment

     The Amendment will result in the name of the Company being changed from "Global-E Investments, Inc." to "NowAuto Group, Inc."

     The purpose of the name change is to reflect the changed nature of the Company's business following the acquisition of the assets of NowAuto, Inc.


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
Approval by Stockholders

     Pursuant to Sections 78.403, 78.385 and 78.390 of the Nevada Revised Statutes, an amendment to the Company's Articles of Incorporation which changes its name must be approved by a majority of our stockholders. In order to obtain the required approval of our stockholders, we could either convene a special meeting of the stockholders for the specific purpose of voting on the proposed Amendment or we could obtain written consent from the holders of a majority of our issued and outstanding voting securities. In order to eliminate the costs and management time involved in holding a special meeting of stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our Common Stock. The elimination of the need for a special meeting of stockholders to approve the Amendment is made possible by
Section 78.320 of the Nevada Revised Statutes, which provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power of the company execute a written consent approving such action. The Record Date for purposes of determining the number of outstanding shares of our common stock entitled to vote on the Amendment was August 8, 2005.

     As of the Record Date, the Company had 9,707,661 shares of Common Stock issued and outstanding, all of which are fully paid and non-assessable. Holders of Common Stock have one vote per share on all matters submitted to a vote of stockholders. Stockholders do not have rights to cumulate their votes in the election of directors under the Company's Articles of Incorporation or applicable provisions of the Nevada General Corporation Law.

     On August 8, 2005, stockholders holding 8,157,661 shares of Common Stock, or approximately 84.03% of the issued and outstanding shares of Common Stock, approved the Amendment. No further vote of our stockholders is required for the Company to effect the Amendment.

     Pursuant to the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an Information Statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of any corporate action taken or authorized pursuant to the consent of the Company's stockholders.

Interests of Certain Persons in or Opposition to Matters to be Acted Upon

     None of the Company's officers or directors or nominees, nor any associate of those individuals has any interest in the matters to be acted upon.

Proposals by Security Holders

     None.

Delivery of Documents to Security Holders Sharing an Address

     Only one Information Statement is being delivered to security holders sharing the same address unless the Company has received contrary instructions from one or more security holders.

     The Company will undertake to deliver promptly upon oral or written request a separate copy of the Information Statement to a security holder at a shared address where a single copy was delivered and provide instructions as to how the holder can notify the Company of his wish to receive a separate copy.

     The Company can be reached at 2239 N. Hayden Road, Suite 100, Scottsdale, Arizona 85257. Stockholders may also notify the Company by telephone if they wish to receive a separate Information Statement or if receiving multiple copies at the same address and they wish to receive single copies in the future.

Delivery of Documents Incorporated by Reference

     The Company will undertake to deliver promptly upon oral or written request a copy of any documents incorporated herein by reference. The Company can be reached at the contact information set forth in the immediately preceding paragraph.


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
Expenses of Information Statement

     The Company will bear the expenses of mailing this Information Statement, including those incurred in connection with preparing and mailing this Information Statement and all documents that now accompany or may hereafter supplement it. The Company anticipates that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of stock held of record by such persons, and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

No Dissenter's or Appraisal Rights

     Stockholders who did not consent to the Amendment are not entitled to the dissenter's or appraisal rights provided in Section 92A.300 et seq. of the Nevada Revised Statues.

Effective Date

     The Amendment will be effective no sooner than 20 days after the date this Information Statement is first mailed to our stockholders. The Company anticipates that the Amendment will be effective on approximately September 12, 2005.

     THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT AND ITS EFFECT AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THIS TRANSACTION.



                            PRINCIPAL SHARE OWNERSHIP

     The Record Date for purposes of determining the stockholders entitled to approve the Amendment was August 8, 2005. As of the Record Date, the Company had a total of 9,707,661 shares of Common Stock issued and outstanding. The following table sets forth, as of the date of this Schedule, stock ownership of each executive officer, director, all executive officers and directors of the Company as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. No person listed below has any options, warrant or other right to acquire additional securities of the Company, except as may be otherwise noted.

                                                                    Amount and
                                                                     Nature of    Percent of
  Title of Class        Name and Address of Owner                    Ownership      Class
----------------- ---------------------------------------------------------------------------
Common Stock      Scott Miller (1)                                        -0-       -0-%
                  2239 N. Hayden Road, Suite 100
                  Scottsdale, Arizona 85257

Common Stock      Theodore Valenzuela (1)                                 -0-       -0-%
                  2239 N. Hayden Road, Suite 100
                  Scottsdale, Arizona 85257

Common Stock      Keith Tench (1)                                         -0-       -0-%
                  2239 N. Hayden Road, Suite 100
                  Scottsdale, Arizona 85257


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


Common Stock      NowAuto, Inc.                                       8,157,661    84.03%
                  2239 N. Hayden Road, Suite 100                        Direct
                  Scottsdale, Arizona 85257

Common Stock      All Executive Officers and Directors as a Group         -0-       -0-%

_________________________
(1) Scott Miller, Theodore Valenzuela and Keith Tench own 1,605,556, 40,000 and 19,444 shares, respectively, of the common stock of NowAuto, Inc. which in turn owns 8,157,661 shares or 84.03% of our common stock. Of the total 24,472,983 issued and outstanding shares of NowAuto, Inc., Messrs. Miller, Valenzuela and Tench own 6.6%, 0.16% and 0.08%, respectively, of the issued and outstanding shares of common stock of NowAuto, Inc.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting or investment power with respect to securities. In accordance with Commission rules, shares of Common Stock that may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the grant are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Common Stock indicated as beneficially owned by them.

     The Company is subject to the informational requirements of the Securities Act of 1934 and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC"). The Information Statement and such reports and other information may be inspected without charge at the Public Reference Room maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material may be obtained therefrom at prescribed rates. Information on the operation of the Public Reference Room is available by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet site where the Information Statement and other information filed with the SEC may be retrieved, and the address of such site is http://www.sec.gov. Statements made in this Information Statement concerning the contents of any document referred to herein are not necessarily complete.

By Order of the Board of Directors of

GLOBAL-E INVESTMENTS, INC.


By:  /s/ Scott Miller
     ----------------
     Scott Miller
     President




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